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                                                                    EXHIBIT 99.5

           CERTIFICATE OF DESIGNATION, POWERS, PREFERENCES AND RIGHTS

                                       OF

              16% SERIES A CONVERTIBLE PAY-IN-KIND PREFERRED STOCK

                                       OF

                               POLYMER GROUP, INC.

                       (PURSUANT TO SECTION 151(g) OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)

      The undersigned, Willis C. Moore III, the Chief Financial Officer of Polymer Group, Inc. (the "CORPORATION"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"), certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "BOARD OF DIRECTORS") by the Amended and Restated Certificate of Incorporation of the Corporation (the "CERTIFICATE OF INCORPORATION"), which authorizes the issuance, by the Corporation, of up to 173,000 shares of preferred stock, par value $.01 per share (the "PREFERRED STOCK"), the Board of Directors on April 23, 2004 duly adopted the following resolutions:

      "RESOLVED, that pursuant to Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors hereby creates and provides for the issuance of a series of Preferred Stock, par value $.01 per share and with a liquidation preference of $1,000 per share, of the Corporation and hereby fixes the number, voting powers, designations, preferences, and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, and other matters relating to, said series as follows (capitalized terms used herein but not defined in Sections 1 through 12 below have the meanings ascribed to them in
Section 13):

      Section 1. DESIGNATION. 173,000 shares of the Preferred Stock of the Corporation are hereby constituted as a series of Preferred Stock, par value $.01 per share, with a liquidation preference of $1,000 per share, designated as "16% Series A Convertible Pay-in-Kind Preferred Stock" (the "SERIES A PIK PREFERRED STOCK").

      Section 2. RANKING. The Series A PIK Preferred Stock will have priority as to dividends over each class of common stock, par value $.01 per share, of the Corporation (the "COMMON STOCK") and any other series or class of the Corporation's stock created after the date hereof that by its terms ranks junior as to dividends to the Series A PIK Preferred Stock, when and if issued ("JUNIOR DIVIDEND STOCK"), and priority as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, over the Common Stock and any other series or class of the Corporation's stock issued after the date hereof that by its terms ranks junior as to liquidation, dissolution and winding up to the Series A

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PIK Preferred Stock, when and if issued ("JUNIOR LIQUIDATION STOCK"). The Common
Stock and any other Capital Stock that is both Junior Dividend Stock and Junior Liquidation Stock, is referred to herein as "JUNIOR STOCK"). The Series A PIK Preferred Stock will be junior as to dividends to any series or class of the Corporation's stock issued after the date hereof that by its terms ranks senior as to dividends to the Series A PIK Preferred Stock, when and if issued ("SENIOR DIVIDEND STOCK") and junior as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to any series or class of the Corporation's stock issued after the date hereof that by its terms ranks senior as to liquidation, dissolution and winding up to the Series A PIK Preferred Stock, when and if issued ("SENIOR LIQUIDATION STOCK" and collectively with the Senior Dividend Stock, "SENIOR STOCK"). The Series A PIK Preferred Stock will have parity as to dividends with any series or class of the Corporation's stock issued after the date hereof that by its terms ranks on a parity as to dividends with the Series A PIK Preferred Stock, when and if issued ("PARITY DIVIDEND STOCK") and parity as to any series or class of the Corporation's stock issued after the date hereof that by its terms ranks on a parity as to liquidation, dissolution and winding up with the Series A PIK Preferred Stock, when and if issued ("PARITY LIQUIDATION Stock") (the Parity Dividend Stock and the Parity Liquidation Stock, collectively, "PARITY STOCK"). The Series A PIK Preferred Stock shall be subject to the creation of Junior Stock. The Series A PIK Preferred Stock shall be subject to the creation of Parity Stock and Senior Stock only if the provisions of Section 9(b)(ii) have been complied with. The respective definitions of Senior Dividend Stock, Senior Liquidation Stock, Junior Dividend Stock, Junior Liquidation Stock, Parity Dividend Stock and Parity Liquidation Stock shall also include any warrants, rights, calls, options or any other convertible securities, exercisable for or convertible into any of the Senior Dividend Stock, Senior Liquidation Stock, Junior Dividend Stock, Junior Liquidation Stock, Parity Dividend Stock and
Parity Liquidation Stock, as the case may be.

      Section 3. DIVIDENDS. (a) Each holder of a share of Series A PIK Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, if applicable, dividends at an annual rate of 16% of the Liquidation Preference (as defined herein) of the Series A PIK Preferred Stock, or $160, subject to any stock splits, (the "ANNUAL DIVIDEND AMOUNT") per share of Series A PIK Preferred Stock payable, at the option of the Corporation, (i) through the issuance of shares of Series A PIK Preferred Stock, (ii) in cash, or (iii) in a combination thereof. Such dividends shall be cumulative and shall accrue (whether or not earned or declared, whether or not there are funds legally available for the payment thereof and whether or not restricted by the terms of any of the Corporation's indebtedness outstanding at any time) from the date such shares are issued by the Corporation and shall be payable semi-annually in arrears on January 1 and July 1 of each year (each a "DIVIDEND PAYMENT DATE") commencing, July 1, 2004. No interest will be payable in respect of any dividend payment on the Series A PIK Preferred Stock which may be in arrears. The Series A PIK Preferred Stock paid as dividends shall have all rights granted hereunder, including the payment of dividends.

                   (b) The dividend payment period for any dividend payable on a Dividend Payment Date shall be the period beginning on the immediately preceding Dividend Payment Date (or on the issue date in the case of the first dividend payment period) and ending on the day preceding such later Dividend Payment Date. If any date on which a payment of a

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dividend or any other amount is due in respect of Series A PIK Preferred Stock is not a Business Day, such payment shall be made on the next day that is a Business Day.

                   (c) The amount of dividends payable per share of Series A PIK Preferred Stock for each dividend payment period will be computed by dividing the Annual Dividend Amount by two; provided, however, that the amount of dividends payable for the first dividend payment period and for any dividend payment period shorter than a full semi-annual dividend period will be computed on the basis of a 360-day year of twelve 30-day months. No fractional shares of Series A PIK Preferred Stock will be issued, so that the number of shares to be paid as a dividend shall be rounded to the nearest whole number of shares. All dividends paid in additional shares of Series A PIK Preferred Stock shall be deemed issued on the applicable Dividend Payment Date and will thereupon be duly authorized, validly issued, fully paid and nonassessable and free and clear of all liens, charges and other encumbrances.

                   (d) Dividends payable on any Dividend Payment Date shall be payable to the holders of record of the Series A PIK Preferred Stock as they appear on the stock transfer books of the Corporation at the close of business on the fifteenth day of the calendar month immediately preceding the calendar month in which the related Dividend Payment Date falls, or such other date that the Board of Directors designates that is not more than 30 nor less than 10 days prior to the Dividend Payment Date. Dividends paid on the shares of Series A PIK Preferred Stock in an amount less than accumulated and unpaid dividends payable thereon shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

                   (e) If at any time the Corporation shall have failed to pay all dividends which have accrued on any outstanding shares of Senior Dividend Stock at the times such dividends are payable, unless otherwise provided in the terms of the Senior Dividend Stock, no dividend shall be declared by the Board of Directors or paid or set apart for payment by the Corporation on shares of the Series A PIK Preferred Stock unless prior to or concurrently with such declaration, payment or setting apart for payment, all accrued and unpaid dividends on all outstanding shares of such Senior Dividend Stock shall have been or be declared, paid or set apart for payment. Dividends on the Series A PIK Preferred Stock shall accrue whether or not the Corporation has earnings, whether or not there are assets legally available for the payment of such dividends and whether or not such dividends are declared.

                   (f) No dividends (other than dividends payable solely in Junior Stock) shall be paid or declared and set apart for payment on any Junior Dividend Stock, and no payment shall be made on account of the purchase, redemption, retirement, or other acquisition of Junior Dividend Stock or Junior Liquidation Stock (other than acquisitions thereof pursuant to employee or director incentive or benefit plans or arrangements, or in exchange solely for Junior Stock), unless all accrued and unpaid dividends on the Series A PIK Preferred Stock for all dividend payment periods ending on or before the date of payment of such dividends on Junior Dividend Stock, or such payment for such Junior Dividend Stock or Junior Liquidation Stock, shall have been paid or declared and set apart for payment.

                   (g) Except as set forth in the second following sentence, no dividends shall be paid or declared and set apart for payment on the Series A PIK Preferred Stock unless all accrued and unpaid dividends for all dividend payment periods through such Dividend Payment

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Date on any Parity Dividend Stock have been paid or declared and set apart for payment or are contemporaneously paid or declared and set apart for payment. Except as set forth in the following sentence, no dividends shall be paid or declared and set apart for payment on any Parity Dividend Stock unless all accrued and unpaid dividends for all dividend payment periods through such Dividend Payment Date on the Series A PIK Preferred Stock have been paid or declared and set apart for payment or are contemporaneously paid or declared and set apart for payment. Whenever all accrued and unpaid dividends have not been paid upon the Series A PIK Preferred Stock or any other Parity Dividend Stock for all dividend payment periods through such Dividend Payment Date, all dividends paid or declared and set apart for payment on the Series A PIK Preferred Stock or any other Parity Dividend Stock shall be paid or declared pro rata so that the amount of dividends declared and paid per share on the Series A PIK Preferred Stock and such Parity Dividend Stock will bear to each other the same ratio that the accrued and unpaid dividends to the date of payment, on the Series A PIK Preferred Stock and such Parity Dividend Stock, bear each other.

                   (h) No payment shall be made on account of the purchase, redemption, retirement or other acquisition of Parity Stock (other than acquisitions thereof pursuant to employee or director or incentive or benefit plans or arrangements, or in exchange solely for Junior Stock) unless all accrued and unpaid dividends on the Series A PIK Preferred Stock for all dividend payment periods ending on or before such payment for such Parity Stock shall have been paid or declared and set apart for payment.

                   (i) The Corporation shall take all action necessary to ensure that enough shares of Series A PIK Preferred Stock are available for issuance as required pursuant to this Section 3.

      Section 4. MANDATORY REDEMPTION. All outstanding shares of the Series A PIK Preferred Stock shall be mandatorily redeemed by the Corporation on June 30, 2012 (the "MANDATORY REDEMPTION DATE"), at a redemption price of $1,000 per share plus $1,000 per share for all accrued and unpaid paid-in-kind dividends and any other accrued and unpaid dividends whether or not declared (the "MANDATORY REDEMPTION PRICE"), which amount will be payable by the Corporation at the Corporation's option (i) in cash; (ii) through the issuance of shares of Class A Common Stock; or (iii) a combination thereof.

      If the Corporation elects to pay the Mandatory Redemption Price, in whole or in part, in shares of Class A Common Stock, the number of shares of Class A Common Stock to be delivered by the Corporation shall be equal to the portion of the Mandatory Redemption Price to be paid in Class A Common Stock divided by the Market Price of a share of Class A Common Stock.

      The Corporation will pay cash based on the Market Price for all fractional shares of Class A Common Stock in the event the Corporation elects to deliver Class A Common Stock in payment, in whole or in part, of the Mandatory Redemption Price.

      Upon determination of the actual number of shares of Class A Common Stock to be issued for each share of Series A PIK Preferred Stock in accordance with the foregoing

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provisions, the Corporation will issue a press release and publish such information on its corporate web site.

      In addition to the above conditions, the Corporation's right to redeem Series A PIK Preferred Stock, in whole or in part, with Class A Common Stock shall be subject to the satisfaction of the following conditions precedent: (i) listing such Class A Common Stock, subject to notice of final issuance, on the principal United States securities exchange on which the Class A Common Stock is then listed or, if not so listed, on Nasdaq or on the over-the-counter market;
(ii) the registration of the Class A Common Stock under the Securities Act of 1933, as amended, if required; (iii) and any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration.

      If these conditions are not satisfied with respect to a holder prior to the close of business on the Mandatory Redemption Date, the Corporation will be required to pay the Mandatory Redemption Price entirely in cash. The Corporation may not change the form or components or percentages of components of consideration to be paid for the Series A PIK Preferred Stock once the Corporation has given the notice that the Corporation is required to give to holders of Series A PIK Preferred Stock, except as described in the first sentence of this paragraph.

      Section 5. OPTIONAL REDEMPTION. At any time prior to the Mandatory Redemption Date, the Corporation may redeem the Series A PIK Preferred Stock in whole or in part on at least 15 days prior written notice if the Sale Price of shares of Class A Common Stock exceeds 130% of the Conversion Price of the Series A PIK Preferred Stock for 20 Trading Days in a period of 30 consecutive Trading Days.

      In addition, at any time prior to the Mandatory Redemption Date, the Corporation may redeem the Series A PIK Preferred Stock in whole or in part on at least 15 days prior written notice if (i) the Board of Directors approves such redemption and (ii) the holders of at least two-thirds of the shares of Series A PIK Preferred then outstanding vote to approve such redemption.

      The redemption price for any redemption pursuant to this Section 5 will equal 100% of the Liquidation Preference of the Series A PIK Preferred Stock to be redeemed together with all accrued and unpaid dividends thereon (the "OPTIONAL REDEMPTION PRICE").

      The Optional Redemption Price may be paid by the Corporation (i) in cash;
(ii) through the issuance of shares of Class A Common Stock; or (iii) a combination thereof.

      If the Corporation elects to pay the Optional Redemption Price, in whole or in part, in shares of Class A Common Stock, the number of shares of Class A Common Stock to be delivered by the Corporation shall be equal to the portion of the Optional Redemption Price to be paid in Class A Common Stock divided by the Market Price of a share of Class A Common Stock.

      If the Corporation elects to elects to deliver Class A Common Stock in payment, in whole or in part, of the Optional Redemption Price, the Corporation will, at its option (i) pay cash based on the Market Price for all fractional shares of Class A Common Stock in the event the

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Corporation, or (ii) pay any fractional shares of Class A Common Stock by delivery a whole share of Class A Common Stock .

      Upon determination of the actual number of shares of Class A Common Stock to be issued for each share of Series A PIK Preferred Stock in accordance with the foregoing provisions, the Corporation will issue a press release and publish such information on its corporate web site.

      In addition to the above conditions, the Corporation's right to redeem Series A PIK Preferred Stock, in whole or in part, with Class A Common Stock shall be subject to the satisfaction of the following conditions precedent: (i) listing such Class A Common Stock on the principal United States securities exchange on which the Class A Common Stock is then listed or, if not so listed, on Nasdaq or on the over-the-counter market; (ii) the registration of the Class A Common Stock under the Securities Act of 1933, as amended, if required; (iii) and any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration.

      Section 6. PROCEDURE FOR REDEMPTION. (a) In the event of redemption of the Series A PIK Preferred Stock pursuant to Section 4, or an offer by the Corporation to redeem any shares of Series A PIK Preferred Stock pursuant to
Section 5, notice of such redemption or offer to redeem shall be given by hand or by nationally recognized "overnight courier" for delivery at the earliest time offered by such overnight courier (which may not necessarily be the next day) to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock transfer books of the Corporation at least 15 but not more than 60 days before the date fixed for redemption, PROVIDED, HOWEVER, that no failure to give such notice nor any defect therein shall affect the validity of the redemption of any share of Series A PIK Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date; (ii) the number of shares of Series A PIK Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (iii) the Optional Redemption Price or the Mandatory Redemption Price, as applicable; (iv) if not all of the shares of the Series A PIK Preferred Stock are held through the Depository Trust Company ("DTC"), the place or places where certificates for such shares are to be surrendered for payment of the Optional Redemption Price or the Mandatory Redemption Price, as applicable; (v) the specific provision hereof pursuant to which such redemption is to be made; (vi) and that dividends on the shares to be redeemed will cease to accrue on such redemption date. Each such notice shall be effective upon delivery if given by hand or upon deposit with a nationally recognized overnight courier if given by such a courier. Upon giving any notice of a redemption pursuant to Section 5(a), the Corporation shall become obligated to redeem the shares of Series A PIK Preferred Stock specified in such notice on the redemption date specified in such notice.

                   (b) Notice having been given as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption), dividends on the shares of Series A PIK Preferred Stock called for redemption shall cease to accrue, and such shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued

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shares of Series A PIK Preferred Stock, unclassified as to series, and shall not be reissued as shares of Series A PIK Preferred Stock, and all rights of the holders thereof attendant to their ownership of Series A PIK Preferred Stock as stockholders of the Corporation (except the right to receive from the Corporation the redemption price without interest) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid; PROVIDED, HOWEVER, in the case of a redemption pursuant to Section 5(a) if fewer than all the shares represented by any such certificate are to be redeemed, upon surrender of such certificate a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                   (c) If a notice of redemption shall have been given, and if, prior to the redemption date, the Corporation shall have irrevocably deposited the aggregate redemption price of the shares of Series A PIK Preferred Stock to be redeemed in trust for the pro rata benefit of the holders of the shares of Series A PIK Preferred Stock to be redeemed, so as to be and to continue to be available therefor, with a bank or trust company that is organized under the laws of the United States of America or any state thereof, has capital and surplus of not less than $250,000,000 and has, or, if it has no publicly traded debt securities rated by a nationally recognized rating agency, is the subsidiary of a bank holding company that has, publicly traded debt securities rated at least "A" or the equivalent thereof by Standard & Poor's Corporation or "A-2" or the equivalent by Moody's Investor Service Inc., then upon making such deposit, all rights of holders of the shares so called for redemption shall cease, except (i) conversion rights pursuant to Section 7 hereof, (ii) as otherwise set forth herein and (iii) the right of holders of such shares to receive the redemption price against delivery of such shares, but without interest, and such shares shall cease to be outstanding. Any funds so deposited that are unclaimed by holders of shares at the end of three years from such redemption date shall be repaid to the Corporation upon its request, after which repayment the holders of shares of Series A PIK Preferred Stock so called for redemption shall thereafter be entitled to look only to the Corporation for payment of the redemption price.

      Section 7. CONVERTIBILITY. (a) The holders of the Series A PIK Preferred Stock will be entitled at any time before the Mandatory Redemption Date, subject to prior optional redemption or repurchase, to convert any or all of their shares of Series A PIK Preferred Stock into shares of Class A Common Stock. The number of shares of Class A Common Stock issuable upon conversion of a share of Series A Preferred Stock per $1,000 Liquidation Preference thereof (the "CONVERSION RATE") shall initially be 137.14286, subject to adjustment pursuant to the terms of this Certificate of Designation.

      (b) If, after the date of issuance of the Series A PIK Preferred Stock (the "ISSUE DATE"), the Corporation: (1) pays a dividend or makes a distribution on its Common stock in shares of its Common Stock; (2) subdivides its outstanding shares of Common Stock into a greater number of shares; (3) combines its outstanding shares of Common Stock into a smaller number of shares; (4) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (other than Common Stock or rights, warrants or options for its Capital Stock); or (5) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock), then the conversion privilege, the Conversion Price and the

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Conversion Rate in effect immediately prior to such action shall be adjusted so that the holder of a share of Series A PIK Preferred Stock thereafter converted may receive the number of shares of Capital Stock of the Corporation which such holder would have owned immediately following such action if such holder had converted its shares of Series A PIK Preferred Stock immediately prior to such action.

      (c) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If after an adjustment a holder of a share of Series A PIK Preferred Stock upon conversion of such share of Series A PIK Preferred Stock may receive shares of two or more classes of Capital Stock of the Corporation, the Conversion Rate will thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock with respect to the Common Stock on terms comparable to those applicable to Common Stock described herein.

      (d) If after the Issue Date, the corporation issues any shares of Common Stock (including shares of Common Stock deemed to be issued pursuant to clause
(3) of the next paragraph) other than Excluded Stock, without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issuance (or deemed issuance) of Common Stock, then the Conversion Rate in effect immediately prior to each such issuance shall be adjusted in accordance with the formula:

       R'  =  R   x  (O + N)
              --------------
               (O + ((N x P) / M))


   where:


   R' = the adjusted Conversion Rate.

   R = the current Conversion Rate.

      O = number of shares of Common Stock outstanding immediately prior to the issuance or deemed issuance to which the anti-dilution adjustment is being applied.

      N = the number of additional shares of Common Stock offered pursuant to the issuance or deemed issuance to which the anti-dilution adjustment is being applied.

      P = the offering price per share of the additional shares of Common Stock issued pursuant to the issuance or deemed issuance to which the anti-dilution adjustment is being applied.

      M = the Conversion Price in effect immediately prior to the issuance or deemed issuance to which the anti-dilution adjustment is being applied.

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The adjustment shall become effective immediately upon the issuance or deemed issuance to which the anti-dilution adjustment applies. No adjustment shall be made under this antidilution provision if the application of the formula stated above would result in a value of R' that is less than the value of R.

      (e) For the purposes of any adjustment of the Conversion Rate pursuant to the formula above, the following provisions shall be applicable: (1) in the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the corporation to any underwriter or placement agent in connection with the issuance and sale thereof; PROVIDED that such deduction shall not exceed in the aggregate seven percent (7%) of the gross proceeds of such sale or issuance; (2) in the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (such fair market value being determined in good faith by the Board of Directors), irrespective of any accounting treatment; and (3) the issuance after the Issue Date of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities will be deemed to be an issuance of Common Stock and the above formula will be applied and in the case of any such issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchange securities: (w) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clauses (1) and (2) above), if any, received by the corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby, (x) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in clauses (1) and (2) above), (y) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such securities, including any change resulting from the anti-dilution provisions thereof, the applicable Conversion Rate shall be readjusted to such Conversion Rate as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change or options or rights related to such securities not exercised, converted or exchanged prior to such change been made upon the basis of such change and (z) on the expiration of any such options or rights, the termination

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of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Rate shall forthwith be readjusted to such Conversion Rate as would have been obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

      (f) No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least one share in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations relating to anti-dilution adjustments shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

      (g) No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for rights to purchase Capital Stock pursuant to any future dividend or distribution which the Corporation determines to be comparable in purpose and in effect to the dividend and subsequent distribution of any rights contemplated by a rights agreement, if any. In addition, no adjustment need be made for a change in the par value or no par value of the Common Stock.

      (h) If the Corporation is a party to a transaction involving a sale of substantially all of the assets of the Corporation or a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Series A PIK Preferred Stock will be required to assume the obligations of the Corporation with respect to the Series A PIK Preferred Stock. In addition, if the Corporation in connection with any such transaction makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Corporation, then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a holder of a share of Series A PIK Preferred Stock that converts such share of Series A PIK Preferred Stock would, upon such conversion, be entitled to receive, in addition to the shares of Common Stock into which such share of Series A PIK Preferred Stock is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such holder would have received if such holder had converted such share of Series A PIK Preferred Stock immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

      (i) Any determination that the Corporation or its Board of Directors must make in connection with the antidilution adjustments pursuant to this Certificate of Designation is conclusive.

      (j) After an adjustment to the Conversion Rate, any subsequent event requiring an adjustment will cause a subsequent adjustment to the Conversion Rate as so adjusted.

      (k) Shares of Common Stock reserved for issuance under the Modified Plan will be treated as outstanding for purposes of the antidilution adjustments set forth in the Certificate of Designation governing the Series A PIK Preferred Stock.

      (l) (i) Conversion of shares of the Series A PIK Preferred Stock may be effected by any holder thereof upon the surrender to the Corporation, at the principal office of the Corporation or at the office of a conversion agent as may be designated by the Board of Directors, of the certificate or certificates for such shares of Series A PIK Preferred Stock to be converted accompanied by a complete and manually signed Notice of Conversion (as set forth in the form of Series A PIK Preferred Stock certificate attached hereto) along with appropriate endorsements and transfer documents as required by the Registrar or any conversion agent. In case such Notice of Conversion shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of Class A Common Stock upon conversion of shares of the Series A PIK Preferred Stock pursuant hereto. The conversion of the Series A PIK Preferred Stock will be deemed to have been made on the date (the "CONVERSION DATE") such certificate or certificates have been surrendered and the receipt of such notice of conversion and payment of all required transfer taxes, if any (or the demonstration to the satisfaction of the Corporation that such taxes have been paid). As promptly as practicable following the Conversion Date, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Class A Common Stock to which the holder of shares of the Series A PIK Preferred Stock being converted (or such holder's transferee) shall be entitled, and (ii) if less than the full number of shares of the Series A PIK Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted. On the Conversion Date, the rights of the holder of the Series A PIK Preferred Stock as to the shares being converted shall cease except for the right to receive shares of Class A Common Stock and the Person entitled to receive the shares of Class A Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

      Anything herein to the contrary notwithstanding, in the case of Global Preferred Shares, notices of conversion may be delivered and shares of the Series A PIK Preferred Stock representing beneficial interests in respect of such Global Preferred Shares may be surrendered for conversion in with the applicable procedures of, the Depositary as in effect from time to time.

      (m) In connection with the conversion of any shares of the Series A PIK Preferred Stock, no fractions of shares of Class A Common Stock shall be issued, but the Corporation shall round down to the next whole share of Class A Common Stock in respect of any fractional interest.

      (n) If more than one share of Series A PIK Preferred Stock shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion of those shares shall be computed on the basis of the total number of shares of the Series A PIK Preferred Stock so surrendered.

      (o) The Corporation shall take all action necessary to ensure that enough shares of Class A Common Stock are available for issuance upon conversion as contemplated by this Section 7.

      Section 8. LIQUIDATION RIGHTS. (a) In the case of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of outstanding shares of Series A PIK Preferred Stock shall be entitled to receive a liquidation preference from the net assets of the Corporation available for distribution to stockholders in an amount in cash which for each such share shall equal $1,000 per share, subject to any stock splits, (the "LIQUIDATION PREFERENCE"), plus a similar amount for any accrued and unpaid dividends to the payment date, as set forth herein, before any payment or distribution is made to the holders of Common Stock or any other Junior Liquidation Stock, but the holders of the shares of the Series A PIK Preferred Stock will not be entitled to receive the liquidation preference of such shares until the liquidation preference of any Senior Liquidation Stock has been paid in full.

                   (b) The holders of Series A PIK Preferred Stock and any Parity Liquidation Stock shall share ratably in any liquidation, distribution or winding up of the Corporation (after payment of the liquidation preference of the Senior Liquidation Stock) in which the net assets or the proceeds thereof are not sufficient to pay in full the aggregate of the amounts payable thereon, in the same ratio that the respective amounts which would be payable on such distribution if the amounts to which the holders of all the outstanding shares of Series A PIK Preferred Stock and Parity Liquidation Stock are entitled were paid in full, bear to each other.

                   (c) Thereafter, the holders of Series A PIK Preferred Stock shall be entitled to participate on an as converted to Class A Common Stock basis with the holders of Class A Common Stock in the distribution of assets of the Corporation with respect to the Common Stock.

                   (d) Neither a consolidation nor merger of the Corporation with another corporation nor a sale or transfer of all or substantially all of the Corporation's property or assets will be considered a liquidation, dissolution or winding up of the Corporation.

      Section 9. VOTING RIGHTS; AMENDMENTS. (a) Each share of Series A PIK Preferred Stock will entitle the holder thereof to a number of votes equal to the number of shares of Class A Common into which such share of Series A PIK Preferred Stock is convertible as of the date immediately prior to the record date for determining the stockholders of the Corporation eligible to vote on any such matter on all matters submitted to the holders of the Corporation's Class A Common Stock. In addition, each share of Series A PIK Preferred Stock will entitle the holder thereof to vote on any matter pursuant to which the holders of Series A PIK Preferred Stock are entitled to vote as a class pursuant to the DGCL.

                   (b) So long as any shares of Series A PIK Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least 66 (2)/(3)% of all shares of Series A PIK Preferred Stock:

                   (i) amend, alter or repeal (by merger or otherwise) any provision of the Amended and Restated Certificate of Incorporation or any terms or provisions of this Certificate of Designation or the by-laws of the Corporation so as to affect adversely the relative rights, preferences, qualifications, limitations, or restrictions of the Series A PIK Preferred Stock;

                   (ii) authorize or issue, or increase the authorized or issued amount of any Senior Dividend Stock, Senior Liquidation Stock or any security convertible into such Senior Dividend Stock or such Senior Liquidation Stock;

                   (iii) effect any reclassification of the Series A PIK
                         Preferred Stock; or

                   (iv) or, without the consent of the holders of a majority of Series A PIK Preferred Stock authorize or issue, or increase the authorized or issued amount of any of Parity Stock or any security convertible into such Parity Stock.

      Section 10. REGISTRATION, TRANSFER AND EXCHANGES. The Corporation will keep with the registrar and transfer agent of the Series A PIK Preferred Stock, a register in which the Corporation will provide for the registration and transfer of shares of Series A PIK Preferred Stock. Any holder of shares of Series A PIK Preferred Stock may, at its option, in person or by duly authorized attorney, surrender the certificate representing the same for exchange at the registrar and transfer agent, (duly endorsed or accompanied, if so required by the Corporation, by a written instrument of transfer duly executed by such holder or his or her duly authorized attorney), and, within a reasonable time thereafter and without expense (other than transfer taxes, if any), receive in exchange therefor one or more duly executed certificate or certificates dated as of the date to which dividends have been paid on the shares of Series A PIK Preferred Stock so surrendered, or if no dividend has yet been so paid, then dated the date hereof, and registered in such name or names, all as may be designated by such holder, for the same aggregate number of shares of Series A PIK Preferred Stock as represented by the certificate or certificates so surrendered. The Corporation covenants and agrees to take and cause to be taken all action reasonably necessary to effect such registrations, transfers and exchanges. Each share of Series A PIK Preferred Stock issued in exchange for any share shall carry the same rights to unpaid dividends and redemption payments which were carried by the share so exchanged, so that neither gain nor loss of any such right shall result from any such transfer or exchange.

      The Corporation and any agent of the Corporation may treat the person in whose name any share of Series A PIK Preferred Stock is registered as the owner of such share for the purpose of receiving payment of dividends, and amounts payable on redemption and liquidation in respect of such share and for all other purposes.

      Section 11. FORM. The Series A PIK Preferred Stock shall initially be issued in the form of one or more permanent global shares of Preferred Stock in definitive, fully registered form with the global legend (the "GLOBAL SHARES LEGEND") as set forth on the form of Preferred Stock certificate attached hereto as Exhibit A (each, a "GLOBAL PREFERRED SHARE"), which is hereby incorporated in and expressly made a part of this Certificate of Designation. The Global Preferred Share may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation). The Global Preferred Share shall be deposited on behalf of the holders of the Series A PIK Preferred Stock represented thereby with the Registrar, at its New York office, as custodian for DTC or a Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Corporation and countersigned and registered by the Registrar as hereinafter provided. The aggregate number of shares represented by each Global Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee in a manner not inconsistent with this Certificate of Designation. This Section 11 shall apply only to a Global Preferred Share deposited with or on behalf of the Depositary. The Corporation shall execute and the Registrar shall, in accordance with this Section 11, countersign and deliver initially one or more Global Preferred Shares that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar. Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Certificate of Designation with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary or under such Global Preferred Share, and the Depositary may be treated by the Corporation, the Registrar and any agent of the Corporation or the Registrar as the absolute owner of such Global Preferred Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Registrar or any agent of the Corporation or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Share. Unless otherwise required by applicable law, owners of beneficial interests in Global Preferred Shares shall not be entitled to receive physical delivery of certificated shares of Preferred Stock, unless (x) DTC is unwilling or unable to continue as Depositary for the Global Preferred Shares and the Corporation does not appoint a qualified replacement for DTC within 90 days, (y) DTC ceases to be a "clearing agency" registered under the Exchange Act of 1934, as amended, or
(z) the Corporation decides to discontinue the use of book-entry transfer through DTC (or any successor Depositary). In either such case, the Global Preferred Shares shall be exchanged in whole for definitive shares of Series A PIK Preferred Stock in registered form, with the same terms and of an equal aggregate Liquidation Preference. Definitive shares of Preferred Stock shall be registered in the name or names of the Person or Person specified by DTC. To the extent required by law, the Corporation will issue Series A PIK Preferred Stock in certificate form to beneficial owners upon their written request. Such certificates shall be substantially in the form of EXHIBIT A hereto except for references to the Depositary and its nominee, and may have such other modifications as deemed necessary or advisable by the Corporation.

      (b) (i) An Officer shall sign the Global Preferred Shares for the Corporation, in accordance with the Corporation's bylaws and applicable law, by manual or facsimile signature.

            (ii) If an Officer whose signature is on a Global Preferred Share no longer holds that office at the time the Transfer Agent authenticates the Global Preferred Share, the Global Preferred Share shall be valid nevertheless.

            (iii) A Global Preferred Share shall not be valid until an authorized signatory of the Transfer Agent manually countersigns the Global Preferred Share. The signature shall be conclusive evidence that the Global Preferred Share has been authenticated under this Certificate. Each Global Preferred Share shall be dated the date of its authentication.

      Section 12. TRANSFER AGENT AND REGISTRAR. The duly appointed Transfer Agent and Registrar for the Series A PIK Preferred Stock shall be Wachovia Bank, N.A.. The Corporation may, in its sole discretion, remove the Transfer Agent and Registrar in accordance with the agreement between the Corporation and the Transfer Agent and Registrar; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

      Section 13. DEFINITIONS. The following terms shall have the following meanings, terms defined in the singular to have a correlative meaning when used in the plural and vice versa:

      "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any day on which banking institutions are authorized to close in New York, New York.

      "CAPITAL STOCK" means any and all shares or other equivalents (however designated) of capital stock, including all common stock and all preferred stock, in the case of a corporation, partnership interests or other equivalents (however designated) in the case of a partnership, membership interests or other equivalents (however designated) in the case of a limited liability company, or common shares of beneficial interest or other equivalents (however designated) in the case of a trust.

      "CLASS A COMMON STOCK" means shares of the Class A Common Stock, par value $.01 per share, of the Corporation or any other shares of capital stock of the Corporation into which the Class A Common Stock is reclassified or changed.

      "CONVERSION PRICE" means the quotient obtained by dividing (A) $50,000,000 by (B) the product of the Conversion Rate then in effect multiplied by 50,000. The initial Conversion Price is $7.29, subject to adjustment.

      "DEPOSITARY" means DTC or its successor depositary.

      "EXCLUDED STOCK" means (A) up to 2,000,000 shares of Common Stock, and options therefor, issued or granted from time to time to employees, directors and officers of and consultants to the Corporation pursuant to agreements, plans or arrangements approved by the Board of Directors; (B) shares of Series A PIK Preferred Stock or Common Stock issued upon conversion of shares of the Series A PIK Preferred Stock and the Existing Notes; (C) shares of Common Stock issued by the Corporation in transactions that are described in Section 7(b) hereof; (D) shares of Common Stock issued or deemed issued as a result of the anti-dilution provisions of the Corporation's Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK"); (E) shares issued upon exercise of the Series A Warrants and Series B Warrants to purchase Class D Common Stock, par value $.01 per share (the "CLASS D COMMON

STOCK"), and Class E Common Stock, par value $.01 per share (the "CLASS E COMMON STOCK"), respectively, of the Corporation issued by the Corporation on March 6, 2003; (F) shares of Class A Common Stock issued upon conversion of the Class B Common Stock, Class C Common Stock, par value $.01 per share, the Class D Common Stock and the Class E Common Stock; and (G) shares of Common Stock and other securities issuable pursuant to the Modified Plan.

      "EXISTING NOTES" means the Corporation's 10% Convertible Subordinated Notes due 2007.

      "MARKET PRICE" means the average of the Sale Prices of the Class A Common Stock for the five Trading Day period ending on (if the third Business Day prior to the Mandatory Redemption Date is a Trading Day or, if not, then on the last Trading Day prior to) the third Business Day prior to the Mandatory Redemption Date, appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five Trading Day period and ending on such purchase date, of certain events that would result in an adjustment of the Conversion Rate. If Sale Prices are not available, the determination of the "Market Price" shall be made by the Corporation's Board of Directors acting reasonably and in good faith and will be evidenced by a resolution of such Board of Directors.

      "MODIFIED PLAN" means the Joint Amended Modified Plan of Reorganization filed by the Corporation on November 27, 2002, as amended and in the form confirmed by the United States Bankruptcy Court for the District of South Carolina on January 16, 2003.

      "OFFICER" means the Chairman, any Vice Chairman, the Chief Executive Officer, the President, the Chief Operating Officer, any Vice President, the Chief Financial Officer, the Treasurer, or the Secretary of the Corporation.

      "REGISTRAR" shall mean the party described in Section 12 hereof.

      "SALE PRICE" means the closing per share sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which the Class A Common Stock is traded or, if the Class A Common Stock is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated.

      "TRADING DAY" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the Sale Price."

      "TRANSFER AGENT" shall mean the party described in Section 12 hereof.

      IN WITNESS WHEREOF, POLYMER GROUP, INC. has caused this Certificate to be signed by its Chief Financial Officer, as of the 26th day of April 2004.

                                           POLYMER GROUP, INC.

                                           By: /s/ Willis C. Moore III
                                               -----------------------

                                           Name: Willis C. Moore III

                                           Title: Chief Financial Officer

                                                                       EXHIBIT A

          FORM OF 16% SERIES A PAY-IN-KIND CONVERTIBLE PREFERRED STOCK

                                                            Number:
                                                                   _____

                                                                          Shares
                                                            ______________

                                                      CUSIP NO.: 731745 50 1

              16% SERIES A PAY-IN-KIND CONVERTIBLE PREFERRED STOCK

                           (PAR VALUE $.01 PER SHARE)

                    (LIQUIDATION PREFERENCE $1,000 PER SHARE)

                                       OF

                               POLYMER GROUP, INC.

                                FACE OF SECURITY

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW.

      Polymer Goup, Inc., a Delaware corporation (the "Corporation"), hereby certifies that Cede & Co. or registered assigns (the "Holder") is the registered owner of ________ fully paid and non-assessable shares of preferred stock of the Corporation designated the 16% Series A Pay-in-Kind Convertible Preferred Stock, par value $.01 per share and liquidation preference $1,000 per share (the "SERIES A PIK PREFERRED STOCK"). The shares of Series A PIK Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designation of the Corporation dated April , 2004, as the same may be amended from time to time in accordance with its terms (the "CERTIFICATE OF DESIGNATION"). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Certificate of Designation. The Corporation will provide a copy of the Certificate of Designation to a Holder without charge upon written request to the Corporation at its principal place of business.

      Upon receipt of this certificate, the Holder is bound by the Certificate of Designation and is entitled to the benefits thereunder.

      Unless the Transfer Agent's Certificate of Authentication hereon has been properly executed, the shares of Preferred Stock evidenced hereby shall not be entitled to any benefit under the Certificate of Designation or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, Polymer Group, Inc. has executed this certificate as of the date set forth below.

                                           POLYMER GROUP, INC.

                                           By:
                                              -------------------------

                                           Name:

                                           Title:


                   Dated:
                         -----------------------

                 TRANSFER AGENT'S CERTIFICATE OF AUTHENTICATION


      This is one of the certificates representing shares of Series A PIK Preferred Stock referred to in the within mentioned Certificate of Designation.


Dated:
      ---------------------

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series A PIK Preferred Stock evidenced hereby to:

      __________________________________________________________________________

      ___________________

      __________________________________________________________________________

      ___________________


      (Insert assignee's social security or tax identification number)

      __________________________________________________________________________

      ___________________


      (Insert address and zip code of assignee)


      __________________________________________________________________________

      ___________________


      __________________________________________________________________________

      ___________________


      and irrevocably appoints:


      __________________________________________________________________________

      as agent to transfer the shares of Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:
     --------------------


Signature:
          -----------------------


      (Sign exactly as your name appears on the other side of this Preferred Stock Certificate)


      Signature Guarantee:                        1
                          ------------------------


      1. Signature must be guaranteed by an "eligible guarantor institution" (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include

                              NOTICE OF CONVERSION

        (To be Executed by the Registered Holder in order to Convert the
                                Preferred Stock)

      The undersigned hereby irrevocably elects to convert (the "CONVERSION") _______ shares of 16% Series A Pay-in-Kind Convertible Preferred Stock (the "SERIES A PIK PREFERRED STOCK"), represented by stock certificate No(s). __ (the "PREFERRED STOCK CERTIFICATES") into shares of Class A Common Stock, par value $.01 per share (the "CLASS A COMMON STOCK"), of Polymer Group, Inc. (the "CORPORATION") according to the conditions of the Certificate of Designation establishing the terms of the Series A PIK Preferred Stock (the "CERTIFICATE OF DESIGNATION"), as of the date written below.

      If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

      The Corporation is not required to issue shares of Class A Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than Two Business days following receipt of the original Preferred Stock

      Certificate(s) to be converted.


      Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designation.


Date of Conversion:

------------------------------------------

Number of shares of Convertible Preferred Stock to be Converted:

------------------------------------------------------


Signature:

--------------------------------------------------

Name:

-----------------------------------------------------

Address:

---------------------------------------------------

Fax No.:

----------------------------------------------------

      2 Address where shares of Common Stock and any other payments or certificates shall be sent by the Corporation.

                                                         SCHEDULE A

                    SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY

      The initial number of shares of Series A PIK Preferred Stock represented by this Global Preferred Share shall be __________. The following exchanges of a part of this Global Preferred Share have been made:

                            AMOUNT OF INCREASE IN                                               SIGNATURE OF
                            THE NUMBER OF SHARES     NUMBER OF SHARES REPRESENTED BY THIS       AUTHORIZED
                            REPRESENTED BY THIS        GLOBAL PREFERRED SHARE FOLLOWING           OFFICER
    DATE OF EXCHANGE       GLOBAL PREFERRED SHARE          SUCH INCREASE OR DECREASE           OF REGISTRAR
------------------------- ------------------------- -------------------------------------- ----------------------

